--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2004

                           TRAVIS BOATS & MOTORS, INC.
             (Exact name of registrant as specified in its charter)


                                      TEXAS
                 (State or other jurisdiction of incorporation)


       005-49897                                        74-2024798
 (Commission File Number)                    (IRS Employer Identification No.)


                           ---------------------------

                          12116 Jekel Circle, Suite 102
                               Austin, Texas 78727
           (Address of principal executive office, including zip code)

                                 (512) 347-8787
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On February 13, 2004, Travis Boats & Motors, Inc., a Texas corporation (the "Company"), received notice from Ernst & Young LLP ("Ernst & Young") that it declined to stand for reelection as the independent accountants of the Company. The Company, based on meetings with its Audit Committee and Ernst & Young, agrees with this action.

     There were no disagreements with Ernst & Young on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the Company's two most recent fiscal years or any subsequent interim period preceding February 20, 2004. The reports of Ernst & Young for the fiscal years ended September 30, 2003 and 2002 each contained a "going concern" qualification. With the exception of the above, the Reports did not contain any adverse opinion or disclaimer.

     The board of directors of the Company is in the process of interviewing potential candidates to replace Ernst & Young as independent auditor. The board of directors of the Company is appreciative of the long relationship with Ernst & Young and both parties have agreed to work together to facilitate a smooth transition.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          16.1 Letter  from  Ernst & Young  LLP dated February 20, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRAVIS BOATS & MOTORS, INC.
                                    (Registrant)



Date:  February 20, 2004            By:   /s/ Michael B. Perrine
                                       -----------------------------------------
                                          (Signature)
                                          Chief Financial Officer, Secretary and
                                          Treasurer